UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Via Renewables, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

Via Renewables, Inc. (the “Company”) is filing the attached proxy card as an amendment to the Definitive Proxy Statement on Schedule 14A that was filed by the Company with the U.S. Securities and Exchange Commission on April 17, 2023 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that the form of proxy card was inadvertently omitted from the Proxy Statement. The proxy card has been made available to the Company’s stockholders in the form attached hereto.

Please note that no changes have been made to the body of the Proxy Statement. This Form DEFA 14A is being filed solely to correct the EDGAR version of the Proxy Statement to include the form of proxy card to stockholders.

VIA RENEWABLES

VIA RENEWABLES, INC.
12140 WICKCHESTER LN., SUITE 100
HOUSTON, TX 77079

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 30, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 30, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V14019-P90817

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIA RENEWABLES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of one Class III Director **Nominee:** 01) Amanda E. Bush	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accountant for 2023.	☐	☐	☐
3. To approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the Proxy Statement.	☐	☐	☐

NOTE: If any other matters come properly before the meeting, the persons named in the proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 31, 2023:
The Notice and Proxy Statement and Annual Report including 10-K are available at www.proxyvote.com.

V14020-P90817

VIA RENEWABLES, INC.
Annual Meeting of Shareholders
May 31, 2023 10:00 AM CT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mike Barajas and Paul Konikowski, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of VIA RENEWABLES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, CDT on May 31, 2023, at 12140 Wickchester Ln., Suite 100, Houston, Texas 77079, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendations of the Board of Directors; therefore, if no direction is given, this proxy will be voted FOR the director nominee in proposal 1, and FOR proposals 2 and 3.

Continued and to be signed on reverse side